SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2004

Hungarian Telephone and Cable Corp.

(Exact name of Registrant as specified in its charter)

Delaware	1-11484	13-3652685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 3400 Seattle, WA	98101-3034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 654-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a result of the recent sale by Citizens Communications Company and certain of its affiliates (“Citizens”) of their entire equity stake in Hungarian Telephone and Cable Corp. (the “Company”), Daryl A. Ferguson, one of the Citizens-designated members of the Company’s Board of Directors, retired from the Company’s Board of Directors effective November 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

By:	/s/ Peter T. Noone
Name:	Peter T. Noone
Title:	General Counsel

Date: November 2, 2004